                                                                Exhibit 10.19(B)

                                                                       Exhibit A
                                                                       ---------


                                FIRST AMENDMENT


          FIRST AMENDMENT, dated as of March 30, 1999 (this "Amendment"), to the
                                                             ---------
Credit Agreement, dated as of August 11, 1998 (the "Credit Agreement"), among
                                                    ----------------
HARBORSIDE HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), the
                                                                -------
other entities listed on the signature pages thereof, as joint and several borrowers thereunder (the Company and such other entities being, collectively, the "Borrowers"), the banks and other financial institutions or entities parties
     ---------
thereto (the "Lenders"), MORGAN STANLEY SENIOR FUNDING, INC. and BT ALEX. BROWN
              -------
INCORPORATED, as co-arrangers, MORGAN STANLEY SENIOR FUNDING, INC., as syndication agent, BANKERS TRUST COMPANY, as documentation agent, and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").
---------------------


                                 W I T N E S S E T H:
                                 -------------------


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

          WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Required Lenders will have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

          NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

          SECTION 1.  Defined Terms.  Terms defined in the Credit Agreement and
                      -------------
used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2.  Amendments to the Credit Agreement.
                      ----------------------------------

          2.1.  Amendments to Subsection 1.1 of the Credit Agreement.  (A)
                ----------------------------------------------------
Subsection 1.1 of the Credit Agreement is hereby amended by deleting the table appearing in the definition of "Applicable Margin" and substituting in lieu of such table the following table:


                                     Alternate
                                     Base Rate      Eurodollar
                                       Loans          Loans
                                     ----------  ----------------

          Term Loans:                     1.75%             2.75%
          Revolving Credit Loans:         1.75%             2.75%
          Swing Line Loans:               1.75%   Not applicable;

          (B) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the parenthetical phrase "(other than Liens permitted pursuant to subsection 7.2(f))" appearing in the definition of "Leverage Ratio" and substituting in lieu thereof the following parenthetical phrase: "(other than Liens securing Indebtedness permitted pursuant to subsection 7.1)".

          (C) Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition in its appropriate alphabetical order:

          "Restriction Termination Date":  as defined in subsection 7.9(e).
           ----------------------------

          2.2.  Amendment to Subsection 6.1 of the Credit Agreement.  Subsection
                ---------------------------------------------------
6.1 of the Credit Agreement is hereby amended (i) by deleting the word "and" at the end of paragraph (c) thereof, (ii) by deleting the semicolon at the end of paragraph (d) thereof and substituting in lieu thereof "and" and (iii) by adding thereto the following paragraph:

          (e) as soon as available, but in any event not later than 45 days after the end of each calendar month, the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of each such month and the related unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and the portion of the fiscal year of the Company through such date, setting forth in each case in comparative form the figures for the corresponding month in, and year to date portion of, the previous year, and the figures for such periods in the budget prepared by the Company and furnished to the Administrative Agent, certified by the chief financial officer, controller or treasurer of the Company as being fairly stated in all material respects;

          2.3.  Amendments to Section 7 of the Credit Agreement.  (A)
                -----------------------------------------------
Subsection 7.6(g)(ii)(A) is hereby amended by (i) deleting the ratio "4.25 to 1.00" therein and substituting in lieu thereof the ratio "3.75 to 1.00" and
(ii) adding to the end of subsection 7.6(g)(ii)(A) the following proviso:

     provided, further, that for purposes of calculating Consolidated EBITDA
     --------  -------
     pursuant to this clause (A) on and after March 30, 1999, such calculation shall be made (1) during the quarter in which the Restriction Termination Date occurs, by multiplying Consolidated

     EBITDA for the period of the two most recently ended consecutive fiscal quarters by a fraction the numerator of which is 365 and the denominator of which is the actual number of days elapsed during such period, (2) during the quarter immediately after the quarter in which the Restriction Termination Date occurs, by multiplying Consolidated EBITDA for the period of three most recently ended consecutive fiscal quarters by a fraction the numerator of which is 365 and the denominator of which is the actual number of days elapsed during such period and (3) thereafter, by multiplying Consolidated EBITDA for the period of four fiscal quarters ending as at the last day of the most recently ended fiscal quarter by 1,

          (B) Subsection 7.9 of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

          7.9  Debt to EBITDA; Minimum EBITDA.
               ------------------------------

          (a) At the last day of any fiscal quarter set forth below, permit the ratio (the "Leverage Ratio") of Consolidated Indebtedness as of such day to
                 --------------
     Consolidated EBITDA for the period of four fiscal quarters ending on such day to be greater than the ratio set forth below for such fiscal quarter:

       Fiscal Year   Fiscal Quarter        Ratio
       -----------   --------------        -----

          1998          Fourth          6.85 to 1.00

          1999          First           6.85 to 1.00
                        Second          6.85 to 1.00
                        Third           6.85 to 1.00
                        Fourth          6.85 to 1.00

          2000          First           6.85 to 1.00
                        Second          6.85 to 1.00
                        Third           6.85 to 1.00
                        Fourth          6.50 to 1.00

          2001          First           6.50 to 1.00
                        Second          6.50 to 1.00
                        Third           6.50 to 1.00
                        Fourth          6.25 to 1.00

          2002          First           6.25 to 1.00
                        Second          6.25 to 1.00
                        Third           6.25 to 1.00
                        Fourth          6.00 to 1.00

       Thereafter                       6.00 to 1.00

          (b) At the last day of the first fiscal quarter of 1999, permit Consolidated EBITDA for the fiscal quarter ending on such day to be less than -$2,000,000.

          (c) At the last day of any fiscal quarter set forth below, permit Consolidated EBITDA for the period of four fiscal quarters ending on such day (or, in the case of the second, third and fourth fiscal quarters of 1999 referred to below, for the period of one, two or three quarters, respectively, then ended) to be less than the amount set forth below for such fiscal quarter:

  Fiscal Year    Fiscal Quarter    Consolidated EBITDA
  -----------    --------------    -------------------

     1999            Second           $ 2,400,000
                     Third              6,600,000
                     Fourth            11,300,000

     2000            First             16,400,000
                     Second            19,700,000
                     Third             22,200,000
                     Fourth            24,700,000

          (d) For purposes of calculating Consolidated EBITDA for any period set forth in subsections 7.9(a), (b) and (c), the Consolidated EBITDA of any Acquired Business acquired during such period (as the Consolidated EBITDA of such Acquired Business may be adjusted (i) for those items that occur by reason of such acquisition that would be substantially in conformity with the calculation of Consolidated EBITDA in accordance with Regulation S-X, (ii) in accordance with the adjustment to EBITDA for the fiscal year ending December 31, 1997 described in the Confidential Information Memorandum in an aggregate approximate amount of $1,300,000,
     (iii) to reflect a full year of occupancy of newly constructed beds and
     (iv) for any cost reduction resulting from the termination of any contracts of the Acquired Business which are in existence at the time of the acquisition of such Acquired Business and any additional costs incurred in connection with the services that were terminated) shall be included on a pro forma basis for such period (assuming the consummation of such
     --- -----
     acquisition and the incurrence, assumption or guarantee of any Indebtedness in connection therewith occurred on the first day of such period).

          (e) Notwithstanding the foregoing, the Company shall not be required to comply with the Leverage Ratio covenants for fiscal years 1999 and 2000 set forth in paragraph (a) of this subsection 7.9, but shall instead be required to comply with the minimum Consolidated EBITDA covenants set forth in paragraphs (b) and (c) of this subsection 7.9 until such time as the Company elects to and does furnish to the Administrative Agent a certificate of the chief financial officer of the Company certifying that
     (i) for the two consecutive fiscal quarters immediately preceding such certification, the Borrowers have satisfied the financial covenants set forth in subsections 7.9 and 7.10 of the Credit Agreement (as in effect without giving effect to any suspension of covenant compliance set forth herein and, for purposes of determining such compliance, with Consolidated EBITDA being deemed to be equal to the product of Consolidated EBITDA for such two-quarter period multiplied by a fraction the numerator of which is 365 and the denominator of which is the actual number of days elapsed during such period) and attaching computations showing such compliance,
     (ii) at the last day of the period of the two consecutive fiscal quarters immediately preceding such certification, the ratio of (A) Consolidated Senior Indebtedness as of such day to (B) the product of Consolidated EBITDA for such period multiplied by a fraction the numerator of which is 365 and the denominator of which is the actual number of days elapsed during such period is less than or equal to 3.75 to 1.00 and attaching computations showing such ratio and (iii) no Default or Event of Default has occurred and is then continuing (the earlier of (x) the date on which the Administrative Agent receives such certificate and computations and (y) January 1, 2001 being the "Restriction Termination Date"). From and after
                                ----------------------------
     the Restriction Termination Date, the Company shall be subject to the Leverage Ratio covenants set forth in paragraph (a) of this subsection 7.9, but shall no longer be subject to the minimum Consolidated EBITDA covenants set forth in paragraphs (b) and (c) of this subsection 7.9; provided,
                                                                 --------
     however, that for purposes of calculating Consolidated EBITDA for the
     -------
     quarter ending immediately after the Restriction Termination Date, Consolidated EBITDA shall be deemed to be equal to the product of Consolidated EBITDA for the period of three consecutive fiscal quarters ending as at the last day of such quarter multiplied by a fraction the numerator of which is 365 and the denominator of which is the actual number of days elapsed during such period.

          (C) Subsection 7.10 of the Credit Agreement is hereby amended by adding at the end of such subsection the following sentence:

     Notwithstanding the foregoing, the Company shall not be required to comply with the Coverage Ratio covenants for fiscal years 1999 and 2000 set forth above, but shall instead be required to comply with the minimum Consolidated EBITDA covenants set forth in paragraphs (b) and (c) of subsection 7.9 until the Restriction Termination Date. From and after the Restriction Termination Date, the Company shall be subject to the Coverage Ratio covenants set forth above, but shall no longer be subject to the minimum

     Consolidated EBITDA covenants set forth in paragraphs (b) and (c)
     of subsection 7.9; provided, however, that for purposes of calculating
                        --------  -------
     Consolidated EBITDA for the quarter ending immediately after the Restriction Termination Date, Consolidated EBITDA shall be deemed to be equal to the product of Consolidated EBITDA for the period of three consecutive fiscal quarters ending as at the last day of such quarter multiplied by a fraction the numerator of which is 365 and the denominator of which is the actual number of days elapsed during such period.

          2.4.  Amendment to Schedule III to the Credit Agreement.  Schedule III
                -------------------------------------------------
to the Credit Agreement is hereby amended in its entirety to read as set forth in Schedule III hereto.

          SECTION 3.  Additional Borrowings and Acquisitions.  To induce the
                      --------------------------------------
Administrative Agent to enter into this Amendment, and the Lenders to execute and deliver Lender Consent Letters, each Borrower covenants and agrees that, from and after the date hereof and until the Restriction Termination Date (as defined in subsection 7.9(e) of the Credit Agreement as amended hereby):

          (a) it will not be entitled to utilize the credit facilities provided for in the Credit Agreement if, after giving effect to such utilization, the sum of (i) the aggregate principal amount of all outstanding Loans,
     (ii) the aggregate undrawn amount of all outstanding Letters of Credit issued after March 30, 1999, (iii) the aggregate amount of all outstanding L/C Obligations in respect of Letters of Credit issued after March 30, 1999 and (iv) the aggregate principal amount of all Synthetic Lease Obligations shall exceed $58,450,000; provided, however, that in the event that the
                               --------  -------
     Company furnishes to the Administrative Agent a certificate of the chief financial officer of the Company certifying that, at the last day of a fiscal quarter commencing after March 30, 1999 and ending prior to such certification, Consolidated EBITDA for such quarter is at least $6,750,000, and attaching computations as to such amount, then the Borrowers shall be entitled to utilize an additional $5,000,000 aggregate principal amount of the credit facilities provided for in the Credit Agreement to finance acquisitions;

          (b) Harborside of Dayton Limited Partnership, a Massachusetts limited partnership and a Borrower under the Credit Agreement, shall not make any request pursuant to Section 1.2 of the Participation Agreement, dated as of August 11, 1998, among the Company, the Trust, the Synthetic Investors, the Lenders and the Administrative Agent, that loans or advances be made to the Trust under the Synthetic Lease Facility;

          (c) the Borrowers shall use the proceeds of Revolving Credit Loans solely (i) for general corporate purposes other than acquisitions, (ii) to finance capital expenditures permitted under the Credit Agreement and (iii) in the circumstances described in the proviso to clause (a) above, to finance up to $5,000,000 in the aggregate for the purpose of effecting acquisitions;

          (d) the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur or assume any Indebtedness in connection with any acquisition of any other Person (whether through a purchase of stock, merger, consolidation or otherwise) or of all or any substantial portion of the assets, or any business or product line, of any other Person, except for Indebtedness created, incurred or assumed in connection with acquisitions made in the circumstances described in the proviso to clause (a) above;

          (e) the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur or assume any Indebtedness, except (i) Indebtedness, in an aggregate principal amount not to exceed the amount set forth in clause (a) above, of the Credit Parties pursuant to the Credit Documents, (ii) Indebtedness of the Company and its Subsidiaries owing to any Investor or any Affiliate thereof in an aggregate principal amount at any one time outstanding not in excess of $15,000,000 and (iii) Indebtedness permitted by subsections 7.1(c), 7.1(g) and 7.1(m) of the Credit Agreement; and

          (f) any failure by any Borrower to comply with any of the covenants and agreements set forth in this Section 3 shall constitute an Event of Default under the Credit Agreement.

          SECTION 4.  1998 Annual Financial Statements.  Each Lender, by its
                      --------------------------------
execution and delivery of a Lender Consent Letter consenting to this Amendment, agrees that, notwithstanding anything to the contrary contained in subsection 6.1(a) of the Credit Agreement, the Company shall be required to furnish the financial statements for the Company's 1998 fiscal year required to be delivered pursuant to subsection 6.1(a) of the Credit Agreement within 95 days after the end of such fiscal year.

          SECTION 5.  Conditions to Effectiveness.  This Amendment shall become
                      ---------------------------
effective as of the date set forth above (the "Amendment Effective Date") when
                                               ------------------------
(a) each Borrower shall have executed and delivered to the Administrative Agent this Amendment, (b) the Required Lenders shall have executed and delivered to the Administrative Agent Lender Consent Letters (or facsimile transmissions thereof) consenting to the execution of this Amendment by the Administrative Agent and (c) the Company shall have paid to the Administrative Agent, for the ratable account of the Lenders which shall have executed and delivered its signature page hereto to the Administrative Agent by 3:00 p.m., New York City time, on Tuesday, March 30, 1999, an amendment fee in an amount equal to 0.25% of the sum of each such Lender=s Revolving Credit Commitment.

          SECTION 6.  Representation and Warranties.  The representations and
                      -----------------------------
warranties made by the Borrowers in the Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

          SECTION 7.  Payment of Expenses.  The Company agrees to pay or
                      -------------------
reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          SECTION 8.  Reference to and Effect on the Credit Documents.  On and
                      -----------------------------------------------
after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          SECTION 9.  Counterparts.  This Amendment may be executed by one or
                      ------------
more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.

          SECTION 10.  Governing Law.  This Amendment and the rights and
                       -------------
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              HARBORSIDE HEALTHCARE CORPORATION


                              By:
                                 ------------------------------
                                  Title:


                              BAY TREE NURSING CENTER CORP.
                              BELMONT NURSING CENTER CORP.
                              COUNTRYSIDE CARE CENTER CORP.
                              HARBORSIDE HEALTH I CORPORATION
                              HARBORSIDE TOLEDO CORP.
                              KHI CORP.
                              MARYLAND HARBORSIDE CORP.
                              NEW JERSEY HARBORSIDE CORP.
                              OAKHURST MANOR NURSING CENTER
                                CORP.
                              ORCHARD RIDGE NURSING CENTER CORP.
                              SAILORS, INC.
                              SUNSET POINT NURSING CENTER CORP.
                              WEST BAY NURSING CENTER CORP.


                              By:
                                 ------------------------------
                                  Title:

                              HARBORSIDE ACQUISITION LIMITED
                               PARTNERSHIP IV
                              HARBORSIDE ACQUISITION LIMITED
                               PARTNERSHIP V
                              HARBORSIDE ACQUISITION LIMITED
                               PARTNERSHIP VI
                              HARBORSIDE ACQUISITION LIMITED
                               PARTNERSHIP VII
                              HARBORSIDE ACQUISITION LIMITED
                               PARTNERSHIP VIII
                              HARBORSIDE ACQUISITION LIMITED
                               PARTNERSHIP IX
                              HARBORSIDE ACQUISITION LIMITED
                               PARTNERSHIP X
                              HARBORSIDE ATLANTRIX LIMITED
                               PARTNERSHIP
                              HARBORSIDE CONNECTICUT LIMITED
                               PARTNERSHIP
                              HARBORSIDE HEALTHCARE BALTIMORE
                               LIMITED PARTNERSHIP
                              HARBORSIDE HEALTHCARE NETWORK
                               LIMITED PARTNERSHIP
                              HARBORSIDE MASSACHUSETTS LIMITED
                               PARTNERSHIP
                              HARBORSIDE NORTH TOLEDO LIMITED
                               PARTNERSHIP
                              HARBORSIDE OF CLEVELAND LIMITED
                               PARTNERSHIP
                              HARBORSIDE OF DAYTON LIMITED
                               PARTNERSHIP
                              HARBORSIDE OF FLORIDA LIMITED
                               PARTNERSHIP
                              HARBORSIDE OF OHIO LIMITED
                               PARTNERSHIP
                              HARBORSIDE REHABILITATION LIMITED
                               PARTNERSHIP
                              HARBORSIDE RHODE ISLAND LIMITED
                               PARTNERSHIP
                              RIVERSIDE RETIREMENT LIMITED
                               PARTNERSHIP

                              By: HARBORSIDE HEALTH I CORPORATION,
                               as General Partner

                              By:
                                 ------------------------------
                                 Title:

                              HARBORSIDE FUNDING LIMITED
                               PARTNERSHIP

                              By: HARBORSIDE HEALTHCARE LIMITED
                               PARTNERSHIP, as General Partner

                              By:  KHI CORP., as General Partner


                              By:
                                 ------------------------------
                                 Title:


                              BRIDGEWATER ASSISTED LIVING LIMITED
                               PARTNERSHIP

                              By: NEW JERSEY HARBORSIDE CORP.,
                               as General Partner


                              By:
                                 ------------------------------
                                 Title:


                              HARBORSIDE NEW HAMPSHIRE LIMITED
                               PARTNERSHIP
                              HARBORSIDE TOLEDO LIMITED
                               PARTNERSHIP
                              HHCI LIMITED PARTNERSHIP

                              By: HARBORSIDE TOLEDO CORP.,
                               as General Partner


                              By:
                                 ------------------------------
                                 Title:

                              HARBORSIDE HEALTHCARE ADVISORS
                               LIMITED PARTNERSHIP
                              HARBORSIDE HEALTHCARE LIMITED
                               PARTNERSHIP
                              HARBORSIDE HOMECARE LIMITED
                               PARTNERSHIP

                              By: KHI CORP., as General Partner


                              By:
                                 ------------------------------
                                 Title:


                              HARBORSIDE PROPERTIES TRUST I,
                              a Massachusetts business trust


                              By:
                                 ------------------------------
                                 Name:                              , in his
                                      ------------------------------
                                 capacity as trustee and not individually


                              THE CHASE MANHATTAN BANK,
                               as Administrative Agent


                              By:
                                 ------------------------------
                                 Title:

                                                             Schedule III to the
                                                             Credit Agreement
                                                             ----------------



                        Pricing and Commitment Fee Grid


-----------------------------------------------------------------------------------------------
                                                     Applicable Margin
                                             -------------------------------
            Leverage Ratio                                       Eurodollar        Commitment
                                                 ABR Loans         Loans              Fee
-----------------------------------------------------------------------------------------------
Greater than or equal to 5.5                      1.750%           2.750%            0.500%
-----------------------------------------------------------------------------------------------
Less than 5.5 to 1.0, but greater than            1.500%           2.500%            0.500%
 or equal to 5.0 to 1.0
-----------------------------------------------------------------------------------------------
Less than 5.0 to 1.0, but greater than            1.250%           2.250%            0.500%
 or equal to 4.5 to 1.0
-----------------------------------------------------------------------------------------------
Less than 4.5 to 1.0, but greater than            1.000%           2.000%            0.375%
 or equal to 4.0 to 1.0
-----------------------------------------------------------------------------------------------
Less than 4.0 to 1.0, but greater than            0.750%           1.750%            0.375%
 or equal to 3.5 to 1.0
-----------------------------------------------------------------------------------------------
Less than 3.5 to 1.0, but greater than            0.500%           1.500%            0.300%
 or equal to 3.0 to 1.0
-----------------------------------------------------------------------------------------------
Less than 3.0 to 1.0                              0.250%           1.250%            0.250%
-----------------------------------------------------------------------------------------------

                             LENDER CONSENT LETTER

              HARBORSIDE HEALTHCARE CORPORATION CREDIT AGREEMENT
                          DATED AS OF AUGUST 11, 1998


To:  The Chase Manhattan Bank, as Administrative Agent
     270 Park Avenue
     New York, New York 10017


Ladies and Gentlemen:

          Reference is made to the Credit Agreement, dated as of August 11, 1998 (the "Credit Agreement"), among Harborside Healthcare Corporation, a Delaware corporation (the "Company"), the other entities listed on the signature pages thereof, as joint and several borrowers thereunder (the Company and such other entities being, collectively, the "Borrowers"), the banks and other financial institutions or entities parties thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc. and BT Alex. Brown Incorporated, as co-arrangers, Morgan Stanley Senior Funding, Inc., as syndication agent, Bankers Trust Company, as documentation agent, and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are so used as so defined.

          The Borrowers have requested certain amendments to the Credit Agreement on the terms described in the First Amendment to the Credit Agreement in the form attached hereto as Exhibit A (the "First Amendment").

          Pursuant to Section 9.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the First Amendment.


                    Very truly yours,


                    ------------------------------
                    (NAME OF LENDER)


                    By:
                       ---------------------------
                        Name:
                        Title:


Dated as of March 30, 1999